UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 31, 2019. Meeting Information GOOD TIMES RESTAURANTS INC. Meeting Type: Annual Meeting For holders as of: December 6, 2018 Date: January 31, 2019 Time: 9:00 a.m. local time Location: Good Times Restaurants Inc. 141 Union Boulevard, Suite 400 Lakewood, CO 80228 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E53755-P14800 GOOD TIMES RESTAURANTS INC. ATTN: BOYD HOBACK 141 UNION BOULEVARD, SUITE 400 LAKEWOOD, CO 80228 See the reverse side of this notice to obtain proxy materials and voting instructions. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located onthe following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.  XXXX XXXX XXXX XXXX E53756-P14800  XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 17, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  XXXX XXXX XXXX XXXX Voting Items The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 1. ELECTION OF DIRECTORS. To elect five directors of the Company to serve for the next year. 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2019. Director Nominees: 1a. Geoffrey R. Bailey 1b. Boyd E. Hoback NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1c. Charles Jobson 1d. Jason S. Maceda 1e. Robert J. Stetson E53757-P14800 The Board of Directors recommends you vote 2 YEARS on the following proposal: 2. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. E53758-P14800